UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2006

THE ALLSTATE CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of organization)	File Number)	Identification No.)

2775 Sanders Road
Northbrook, Illinois 60062

(Address of Principal Executive Offices) Zip

Registrant’s telephone number, including area code:   (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
                (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
                (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

Amended and Restated 2001 Equity Incentive Plan
2006 Equity Compensation Plan for Non-Employee Directors

At the 2006 Annual Meeting of Stockholders held on May 16, 2006, the Registrant’s stockholders approved the Amended and Restated 2001 Equity Incentive Plan (“2001 Plan”) and the 2006 Equity Compensation Plan for Non-Employee Directors (“2006 Plan”). Both plans were approved by the Registrant’s Board of Directors, subject to approval of its stockholders, on March 14, 2006.

The 2001 Plan increases the number of shares of the Registrant’s common stock authorized for issuance under the plan by 12,000,000 shares and permits certain awards that may be granted under the plan to qualify as “performance based compensation” as defined under regulations interpreting Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2006 Plan replaces the Registrant’s current Equity Incentive Plan for Non-Employee Directors and authorizes 600,000 shares of the Registrant’s common stock to be reserved for issuance and sale pursuant to the plan.

Information regarding the terms of the 2001 Plan and the 2006 Plan can be found in the Registrant’s definitive proxy statement (the “Proxy Statement”) for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 27, 2006 under the captions “Items to be Voted On — Item 3 Approval of The Allstate Corporation Amended and Restated 2001 Equity Incentive Plan” and “Items to be Voted On — Item 4 Approval of The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors” and is incorporated by reference herein.

As previously disclosed in the Proxy Statement, subject to approval of the 2006 Plan by stockholders, the Registrant’s Board of Directors (the “Board”) determined that each non-employee director serving on the Board on June 1, 2006 shall be granted under the 2006 Plan (1) on June 1, 2006 a stock option award to purchase 4,000 shares of common stock vesting in three equal annual installments beginning on June 1, 2007 and with an expiration date of June 1, 2016 and (2) on December 1, 2006, an award of 2,000 restricted stock units.

Section 9 — Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
10.1

The Allstate Corporation Amended and Restated 2001 Equity Incentive Plan, incorporated herein by reference to Appendix C of The Allstate Corporation’s Proxy Statement filed March 27, 2006. (File No. 1-11840)

10.2

The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors, incorporated herein by reference to Appendix D of The Allstate Corporation’s Proxy Statement filed March 27, 2006. (File No. 1-11840)

	10.3	Form of Option Award Agreement under The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors.
	10.4	Form of Restricted Stock Unit Award Agreement under The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
	By:	/s/ JENNIFER M. HAGER
Name: Jennifer M. Hager
Title: Assistant Secretary
Date: May 17, 2006